ING USA Annuity and Life Insurance Company

Separate Account B of ING USA Annuity and Life Insurance Company

PROSPECTUS SUPPLEMENT Dated April 30, 2007 to your current variable annuity prospectus for

Deferred Combination Variable and Fixed Annuity Contracts issued by ING USA Annuity and Life Insurance Company

For use only in the Commonwealth of Massachusetts

The information in this supplement updates and amends certain information contained in your prospectus. You should read and keep this supplement along with the prospectus.

For Contracts issued in the Commonwealth of Massachusetts, the following provisions apply:

1.	The Fixed Interest Division is not available.

2.	TSA loans are not available.

3.	The Nursing Home Surrender Charge Waiver is not available.

MA Supplement – 143110

04/30/07